OFFICERS COMPENSATION AGREEMENT

AGREEMENT, made this 5th day of April 2021, by and between **STRONG SOLUTIONS, INC,** a Nevada corporation (the "Company"), and David Anderson ("Officer"), an individual.

RECITALS

Officer will perform services for the Company as a member of the Management of the Company; and the Company has agreed with Officer on compensation for Officer's services.

IT IS THEREFORE AGREED:

1. The Company agrees to pay Officer for serving as a member of the Management of the Company until the end of their term. The Officer shall be issued 500,000 shares of common stock as compensation and a monthly cash consideration of $10,000, which shall accrue if no funds are available. Officer shall be paid as a contractor, not an employee of the Company, and shall be responsible for their own income tax reporting requirements. The Company shall issue a 1099 Form to Officer at the end of the tax year.

2. Should the Company request of Officer to serve on a Committee, the Parties hereto shall negotiate a separate, reasonable compensation agreement.

3. Should the Company request of Officer to serve as a Director, the Parties hereto shall negotiate a separate, reasonable compensation agreement.

This Agreement shall be governed by the laws of the state of Nevada. No other jurisdiction shall apply.

AGREED AND ACCEPTED:

Eric Stevenson

Eric Stevenson, Secretary
Strong Solutions, Inc.

OFFICER:

[signature]

OFFICERS COMPENSATION AGREEMENT

AGREEMENT, made this 5th day of April 2021, by and between **STRONG SOLUTIONS, INC**, a Nevada corporation (the "Company"), and ERIC Stevenson ("Officer"), an individual.

RECITALS

Officer will perform services for the Company as a member of the Management of the Company; and the Company has agreed with Officer on compensation for Officer's services.

IT IS THEREFORE AGREED:

1. The Company agrees to pay Officer for serving as a member of the Management of the Company until the end of their term. The Officer shall be issued 500,000 shares of common stock as compensation and a monthly cash consideration of $10,000, which shall accrue if no funds are available. Officer shall be paid as a contractor, not an employee of the Company, and shall be responsible for their own income tax reporting requirements. The Company shall issue a 1099 Form to Officer at the end of the tax year.

2. Should the Company request of Officer to serve on a Committee, the Parties hereto shall negotiate a separate, reasonable compensation agreement.

3. Should the Company request of Officer to serve as a Director, the Parties hereto shall negotiate a separate, reasonable compensation agreement.

This Agreement shall be governed by the laws of the state of Nevada. No other jurisdiction shall apply.

AGREED AND ACCEPTED:

[signature]

David Anderson, President
Strong Solutions, Inc.

OFFICER:

Eric Stevenson

DIRECTOR COMPENSATION AGREEMENT

AGREEMENT, made 5th day of April 2021, by and between **STRONG SOLUTIONS, INC**, a Nevada corporation (the "Company"), and David Anderson ("Director"), an individual.

RECITALS

Director will perform services for the Company as a member of the Board of Directors; and the Company has agreed with Director on compensation for Director's services in the form of an annual director's fee and per diem allowances for attendance at Board Meetings.

IT IS THEREFORE AGREED:

1. The Company agrees to pay David Anderson for serving on the Board of Directors of the Company until the end of their term. Director shall be issued 500,000 shares of common stock as compensation.

2. Should the Company request of Director to serve on a Committee, the Parties hereto shall negotiate a separate, reasonable compensation agreement.

3. Should the Company request of Director to serve as an Officer, the Parties hereto shall negotiate a separate, reasonable compensation agreement.

4. Director is entitled to a payment of $1,000 for every board meeting they attend. This may include out of pocket expenses related travel, lodging and meals when Director is required to travel for a Company Board Meeting.

This Agreement shall be governed by the laws of the state of Nevada. No other jurisdiction shall apply.

AGREED AND ACCEPTED:

Eric Stevenson

Eric Stevenson, Secretary
Strong Solutions, Inc.

DIRECTOR:

DIRECTOR COMPENSATION AGREEMENT

AGREEMENT, made 5 day of April 2021, by and between **STRONG SOLUTIONS, INC**, a Nevada corporation (the "Company"), and Eric Stevenson ("Director"), an individual.

RECITALS

Director will perform services for the Company as a member of the Board of Directors; and the Company has agreed with Director on compensation for Director's services in the form of an annual director's fee and per diem allowances for attendance at Board Meetings.

IT IS THEREFORE AGREED:

1. The Company agrees to pay Eric Stevenson for serving on the Board of Directors of the Company until the end of their term. Director shall be issued 500,000 shares of common stock as compensation.

2. Should the Company request of Director to serve on a Committee, the Parties hereto shall negotiate a separate, reasonable compensation agreement.

3. Should the Company request of Director to serve as an Officer, the Parties hereto shall negotiate a separate, reasonable compensation agreement.

4. Director is entitled to a payment of $1,000 for every board meeting they attend. This may include out of pocket expenses related travel, lodging and meals when Director is required to travel for a Company Board Meeting.

This Agreement shall be governed by the laws of the state of Nevada. No other jurisdiction shall apply.

AGREED AND ACCEPTED:

[signature]

David Anderson, President
Strong Solutions, Inc.

DIRECTOR:

[signature]

DIRECTOR COMPENSATION AGREEMENT

AGREEMENT, made 5 day of April 2021, by and between STRONG SOLUTIONS, INC, a Nevada corporation (the "Company"), and Oscar Kaalstad ("Director"), an individual.

RECITALS

Director will perform services for the Company as a member of the Board of Directors; and the Company has agreed with Director on compensation for Director's services in the form of an annual director's fee and per diem allowances for attendance at Board Meetings.

IT IS THEREFORE AGREED:

1. The Company agrees to pay Oscar Kaalstad for serving on the Board of Directors of the Company until the end of their term. Director shall be issued 500,000 shares of common stock as compensation.

2. Should the Company request of Director to serve on a Committee, the Parties hereto shall negotiate a separate, reasonable compensation agreement.

3. Should the Company request of Director to serve as an Officer, the Parties hereto shall negotiate a separate, reasonable compensation agreement.

4. Director is entitled to a payment of $1,000 for every board meeting they attend. This may include out of pocket expenses related travel, lodging and meals when Director is required to travel for a Company Board Meeting.

This Agreement shall be governed by the laws of the state of Nevada. No other jurisdiction shall apply.

AGREED AND ACCEPTED:

[signature]

David Anderson, President
Strong Solutions, Inc.

DIRECTOR:

Oscar Kaalstad